U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2004

COMMISSION FILE NUMBER: 000-32141

Nutra Pharma Corp.

(Exact name of registrant as specified in its charter)

California

     91-2021600

____________________________________

____________________

State or jurisdiction of incorporation

(IRS Employer ID No.,)

Or organization

1829 Corporate Drive, Boynton Beach, FL

33426

____________________________________

_____________________

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number: (954) 509-0911

(Former name or former address, if changed since last report)

Section 2. Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

Since its inception, the Company has not generated any revenues. The Company has funded its ongoing operational costs thrugh loans from certain stockholders. These loans are non-interest bearing and are payable on demand. The aggregate amount owed under these demand loans as of June 30, 2004 was $1,586,631, $1,384,931 of which was owed to Opus International, LLC. On or about August 9, 2004, a Managing Member of Opus International, LLC made a formal demand for repayment of the loan made to the Company in the amount of $1,384,931. On September 28, 2004, the Company entered into a settlement agreement with Opus International, LLC to satisfy the demand loan in its entirety.

Under the terms of the settlement, 6,000,000 common shares of Infectech, Inc. were transferred to Opus International as payment in full for the outstanding debt. This transaction places a value of $.23 per share of Infectech.

Infectech currently has 15,537,030 (as of 9/30/04) common shares outstanding. The 6,000,000 shares in this transaction represent approximately 38.6% of Infectech=s outstanding common stock, and represents a change in control of Infectech. Nutra Pharma retains approximately 4,529,570 shares of Infectech, representing a 29.2% position and will seek to increase this position with further acquisition of Infectech=s outstanding stock.

Nutra Pharma=s Chief Executive Officer, Rik Deitsch, will remain on the board of directors of Infectech.  Because of this divestiture, Nutra Pharma will no longer be responsible for the ongoing financing of Infectech=s business plan. This represents a cost-savings of the $400,000 funding commitment to Infectech as reported in the last quarter.

Table of Contents

  Section 5. Corporate Governance and Management
  Section 9. Financial Statements and Exhibits

Section 5. Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Stanley J Cherelstein has been appointed to serve as a director until the next annual meeting of shareholders.

Dr. Mitchell Felder, Dr. Soram Singh Khalsa and David C. McClelland have resigned as directors of the Company effective September 28, 2004. As a result, the constitution of the board of directors has changed.

The members of the Board of Directors of Nutra Pharma Corp. serve until the next annual meeting of stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

The current executive officers, key employees and directors of Nutra Pharma Corp. are:

Name

Age

Position

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-------

---------------------------------

Rik J Deitsch

36

CEO, President, Chairman

Dr. Michael Flax

47

Director

Stanley J Cherelstein

46

Director

Rik J Deitsch. Mr. Deitsch has served as the Chief Executive Officer, President and Director of Nutra Pharma since November 7, 2002. He has been the Chairman of the Board of Directors, Chief Financial Officer and Secretary of the company since December 15, 2003. From February 1998 through November 2002, Mr. Deitsch served as the President of NDA Consulting, Inc., a biotechnology research firm that provided consulting services to the pharmaceutical industry.  NDA Consulting specialized in the research of peptides derived from Cone Snail Venom, Cobra venom and Gila Monster venom.  Mr. Deitsch holds both a B.S. in Chemistry and an M.S. in Biochemistry from Florida Atlantic University and has conducted research for the Duke University Medical School Comprehensive Cancer Center. His graduate work consisted of in-depth research on Cone snail venom pharmaceutical applications and Camptothecin analogs for the treatment of cancer. Mr. Deitsch has several papers and posters on rational drug design using computer simulations. Mr. Deitsch is an adjunct professor and teaches several courses for Florida Atlantic University's College of Business and Continuing Education Department.

Michael D. Flax, D.D.S., M.S., P.A. Dr. Flax has served as a Director of Nutra Pharma Corp. since November 26, 2001. He also served as President and Chief Executive Officer of the company from November 26, 2001 until November 6, 2002. From 1986 to the present, Dr. Flax has been self employed in the practice of Endontics in Coral Springs, Florida. Dr. Flax is a diplomat of the American Board of Endontics, a member of the American Association of Endontics, and a Fellow of the American College of Dentists.  Dr. Flax is an Associate Professor Graduate Endontics Department at Nova Southeastern University School of Dental Medicine.  He holds a certificate from the University Of Pennsylvania School Of Dental Medicine in Endontics, 1986, a D.D.S. from Georgetown University Dental School, 1981, an M.S. in chemistry from St. John's University, 1977, and a B.A. major in chemistry, minor in engineering from Miami University in Oxford, Ohio. He is licensed to practice dentistry in the states of Florida, Maryland, New York, Pennsylvania, and the District of Columbia.

Stanley J Cherelstein. Mr. Cherelstein has served as a Director of Nutra Pharma Corp. since September 28, 2004. He is currently the CEO and President of Waiora, a company that develops and distributes Healthy Aging products.  Mr. Cherelstein was the past President and Chief Operating Officer of Unicity, Inc., a $300 million nutritional supplement company with offices in thirteen countries in North America, Asia and Europe. Prior to serving as President, he was the Chief Operating Officer of Unicity where he was responsible for global operations including supply chain, distribution, information technology, customer service, human resources and finance. From May 1999 to June 2002 Mr. Cherelstein served as the Senior Vice President of Finance and Operations at Rexall Showcase International (RSI), a division of Rexall Sundown.  RSI was a $180 million nutritional supplement company that operated in the USA, Japan, Korea, Taiwan and Hong Kong. Mr. Cherelstein began his career in public accounting at the firm of Cooper=s and Lybrand where he worked for a total of five years including three years in auditing and two years in management consulting.  After public accounting he worked as a Corporate Controller for six years in the wholesale distribution and retail industries.  Mr. Cherelstein is a graduate of the University of Pittsburgh where he obtained a B.S. in Business and Accounting.

Section 9. Financial Statements and Exhibits

c) Exhibits

Exhibit 17.10  Resignation of Dr. Mitchell Felder

Exhibit 17.11  Resignation of Dr. Soram Singh Khalsa

Exhibit 17.12  Resignation of David C. McClelland

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2004

Nutra Pharma Corp.

/s/ Rik J Deitsch

By: Rik J Deitsch

Chief Executive Officer

CERTIFICATION

In connection with the current report of Nutra Pharma Corp. (the "Company") on Form 8K for October 4, 2004, as filed with the Securities and Exchange Commission on the date hereof, Chief Executive Officer and Chief Financial Officer Rik J Deitsch certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of the Company.

Dated: October 4, 2004

 By:  /s/ Rik Deitsch

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Rik Deitsch, C.E.O., C.F.O.

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